UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2006

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 30, 2005, Kinder Morgan Inc. (the “Corporation”) closed its acquisition of Terasen Inc. In connection with the acquisition, the Corporation stated its intention to elect two resident Canadians to its Board of Directors. Effective January 18, 2006, the Board of Directors of the Corporation elected the following directors:

James M. Stanford, O.C., 68, of Calgary, Alberta was elected to the Corporation’s Board of Directors. Mr. Stanford is designated as a Class II Director whose current term will expire in 2007. Mr. Stanford was appointed to the Board’s Compensation Committee. For the past five years Mr. Stanford has been the President of Stanford Resource Management Inc., an investment management firm. Mr. Stanford is a director of Encana Corporation, Nova Chemicals Corporation and OPTI Canada Inc.

Douglas W. G. Whitehead, 59, of Vancouver, British Columbia was elected to the Corporation’s Board of Directors. Mr. Whitehead is designated as a Class III Director whose current term will expire in 2008. Mr. Whitehead was appointed to the Board’s Audit Committee. For the past five years Mr. Whitehead has served as President and Chief Executive Officer of Finning International Inc., a Canadian-based company that sells, rents, and provides customer support services for Caterpillar Inc. equipment and engines and complementary equipment on three continents around the world. Mr. Whitehead is a director of Finning International Inc. and Ballard Power Systems, Inc.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to January 18, 2006, the Corporation’s By-Laws provided for and the Corporation’s Board of Directors was comprised of ten members. Effective January 18, 2006, the Corporation amended its By-Laws to provide that the Corporation’s Board of Directors shall consist of 12 members and that the President or any other officer of the Corporation may be the Chief Operating Officer.  The first sentence of Article III, Section 1 of the By-Laws has been amended to read, “The whole Board of Directors of the corporation shall consist of twelve members.” The first sentence of Article VII, Section 7 of the By-Laws has been amended to read, “The President shall be the Chief Executive Officer of the corporation unless the Chairman of the Board is so designated, in which event the President shall be Chief Operating Officer of the corporation, unless another officer of the corporation is so designated by the Board of Directors.” No other amendments were made to the Corporation’s By-Laws.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.

3.1

Kinder Morgan, Inc. By-Laws, as amended to January 18, 2006

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated:  January 24, 2006

By:  /s/ Joseph Listengart

Joseph Listengart

Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Kinder Morgan, Inc. By-Laws, as amended to January 18, 2006.